                                                                     Exhibit 4.1
                                                                     -----------

                                                                   COMMON STOCK

    NUMBER                                                            SHARES
[___________]                                                     [____________]
                                    [LOGO]
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 591405 10 5

                           INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN

This Certifies that









is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE, OF

                             METAVANTE CORPORATION

                                  Countersigned and Registered
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                    Transfer Agent and Registrar
                                  By
                                                              Authorized Officer

                             CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.

Dated:


/s/ Norrie J. Daroga                             /s/ Joseph L. Delgadillo

     SECRETARY                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    [SEAL]

                             METAVANTE CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common               UNIF GIFT MIN ACT-    Custodian
  TEN ENT - as tenants by the entireties                          ------------------------------------
  JT TEN  - as joints tenants with right of                         (Cust)        (Minor)
            survivorship and not as tenants                       under Uniform Gifts to Minors
            in common                                             Act ________________________________
                                                                              (State)

                                               UNIF TRF MIN ACT-     Custodian (until age    )
                                                                  ------------------------------------
                                                                    (Cust)
                                                                  ____________under Uniform Transfers
                                                                    (Minor)
                                                                  to Minors Act_______________________
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
   of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                       X _____________________________________

                                       X _____________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _____________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.